Interest Costs	12 Months Ended
Dec. 31, 2014
Interest Costs
(18)	INTEREST COSTS

The following is a summary of the Group’s interest costs incurred during the years ended December 31, 2012, 2013 and 2014:

	Year ended December 31, 2012	Year ended December 31, 2013	Year ended December 31, 2014
Interest costs capitalized	4,301	0	2,923

Interest costs charged
– Interest and penalty interest on bank and other borrowings	201,333	183,415	185,706
– Interest on Convertible Senior Notes, RMB-denominated US$-settled Senior Notes, Convertible Promissory Note and PRC Notes, and amortization of debt issuance costs and debt discount/premium	39,423	35,006	31,532
– Interest expense on redeemable preferred shares	0	36,990	102,950
– Interest and penalty interest on capital lease obligation	3,577	4,438	8,474
– Settlement of interest rate swap contracts	4,484	0	0
– Change of fair value of interest rate swap contracts	10,154	27	236

Sub-total	258,971	259,876	328,898

Total interest costs	263,272	259,876	331,821